GE INVESTMENTS FUNDS, INC.

Total Return Fund

Supplement Dated April 17, 2009

To the Prospectuses Dated May 1, 2008 and September 15, 2008

At a Special Meeting of Shareholders held on April 9, 2009 (the “Meeting”), the shareholders of the Total Return Fund (the “Fund”) entitled to vote at the Meeting approved the following changes to the Fund, which will become effective on May 1, 2009:

1.	To use a “manager of managers” arrangement whereby GE Asset Management Incorporated (“GEAM”), as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval. Employment of the “manager of managers” arrangement is contingent upon receipt of an exemptive order from the U.S. Securities and Exchange Commission (SEC), exempting the Fund from certain requirements under Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), or the adoption by the SEC of the proposed Rule 15a-5 under the 1940 Act.

2.	To enter into a new Sub-Advisory Agreement with Urdang Securities Management, Inc. (“Urdang”), whereby Urdang will manage those assets of the Fund allocated by GEAM to be invested in real estate related investments.

3.	To amend, eliminate or reclassify certain investment policies of the Fund relating to: illiquid investments; mortgaging, pledging and hypothecating of investments; senior securities; real estate investments; making loans; borrowing; diversification; concentration of investments; and commodities.

4.	To amend the Investment Advisory and Administration Agreement (“Amended Agreement”) between GE Investments Funds, Inc., on behalf of the Fund, and GEAM to increase the advisory fee rate paid by the Fund to GEAM, and to reflect various additional oversight and other responsibilities delegated to GEAM. Pursuant to the Amended Agreement, the Fund will have a new annual advisory and administrative fee rate of 0.50%, which will become effective on May 1, 2009.

5.	With respect to Class 1 shares, to adopt a new Distribution and Service Plan (12b-1 Plan) adopted pursuant to Rule 12b-1 under the 1940 Act.

6.	With respect to Class 3 shares, to approve an amendment to the existing Class 3 12b-1 Plan.

[This supplement should be retained with your prospectus for future reference]